                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -----------------



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                JANUARY 16, 1998
                                 Date of Report
                       (Date of earliest event reported)


                           MERCHANTS BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)


             TEXAS                        0-11033              76-0045946
(State or other jurisdiction of         (Commission         (I.R.S. Employer
incorporation or organization)          File Number)     Identification Number)


                            5005 WOODWAY, SUITE 300
                                 HOUSTON, TEXAS
                    (Address of principal executive offices)

                                     77056
                                   (Zip Code)

                                 (713) 622-0042
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS.

         On January 16, 1998, Merchants Bancshares, Inc. ("Merchants") and Union Planters Corporation ("UPC") entered into an Agreement and Plan of Merger (the "Agreement"), pursuant to which Merchants will be acquired by UPC. In accordance with the terms of the Agreement, UPC will acquire Merchants pursuant to the merger of Merchants with and into Union Planters Holding Corporation, a wholly-owned subsidiary of UPC organized under the laws of Tennessee (the "Merger"). Union Planters Holding Corporation will be the surviving entity resulting from the Merger.

         Upon consummation of the Merger, each share of the $1.00 par value common stock of Merchants ("Merchants Common Stock") (excluding shares as to which dissenter's rights are exercised or shares held by Merchants, UPC, or any of their respective subsidiaries, in each case other than in a fiduciary capacity or as a result of debts previously contracted) issued and outstanding at the effective time of the Merger (the "Effective Time") shall cease to be outstanding and shall be converted into and exchanged for the right to receive one share of the $5.00 par value common stock of UPC, together with associated preferred stock purchase rights (collectively, "UPC Common Stock") (subject to possible adjustment as described below, the "Exchange Ratio").

         The parties anticipate that the Merger will be completed in the second quarter of 1998.

         The Merger is intended to qualify as a reorganization (within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended) and for financial accounting purposes, be accounted for as a "pooling of interests."

         Consummation of the Merger is subject to various conditions, including: (i) receipt of the approval by the shareholders of Merchants of the Merger; (ii) receipt of the approval by the shareholders of UPC at a meeting of the shareholders of UPC (the "UPC Shareholders Meeting") of an amendment to the Restated Charter of Incorporation of UPC to increase the number of authorized shares of UPC Common Stock to a number sufficient to permit UPC to issue the shares of UPC Common Stock contemplated by the Merger; (iii) receipt of regulatory approval from the Board of Governors of the Federal Reserve System and certain other applicable Regulatory Authorities (as that term is defined in the Agreement); (iv) receipt of an opinion of legal counsel as to the tax treatment of certain aspects of the Merger; (v) receipt of a letter from Price Waterhouse LLP, UPC's independent public accountants, to the effect that the Merger will qualify for pooling-of-interests accounting treatment; (vi) receipt by Merchants of a fairness opinion from Price Waterhouse LLP, Merchants' financial advisor, dated the date of the proxy statement to be mailed to Merchants' shareholders, concerning the fairness of the Merger to Merchants' shareholders, from a financial point of view; and (vii) satisfaction of certain other conditions.

         The Agreement may be terminated (i) by the mutual consent of Merchants and UPC, (ii) by Merchants, if UPC breaches the Agreement and fails to cure such breach, (iii) by UPC,


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if Merchants breaches the Agreement and fails to cure such breach, (iv) by either Merchants or UPC, if any consent by a Regulatory Authority required for the consummation of the Merger is denied and is non-appealable, (v) by either Merchants or UPC, if the shareholders of Merchants do not approve the Merger,
(vi) by UPC, if the shareholders of UPC do not approve the amendment to the Restated Charter of Incorporation of UPC to increase the number of authorized shares of UPC Common Stock, (vii) by Merchants, if the shareholders of UPC do not approve the amendment to the Restated Charter of Incorporation of UPC to increase the number of authorized shares of UPC Common Stock, unless UPC gives notice to Merchants of its intent to proceed with the Merger by acquiring the required shares of UPC Common Stock by some other means, (viii) by Merchants, if the Merger is not consummated by September 30, 1998, provided that the failure to consummate is not caused by the willful breach of the Agreement by Merchants, (ix) by UPC, if the Merger is not consummated by September 30, 1998, provided that the failure to consummate is not caused by the willful breach of the Agreement by UPC, provided, however, that if the shareholders of UPC do not approve the amendment to the Restated Charter of Incorporation of UPC to increase the number of authorized shares of UPC Common Stock, then UPC may not terminate the Agreement pursuant to this provision, or (x) by Merchants if the Average Closing Price (as that term is defined in the Agreement) of UPC Common Stock (a) is less than 85% of the Starting Price (as that term is defined in the Agreement) and (b) reflects a decline, on the Determination Date (as defined in the Agreement), of more than 15% below a weighted index of the stock prices of a group of bank holding companies designated in the Agreement, provided, however, that in the event Merchants gives notice of its intention to terminate the Agreement based on such provision, UPC has the right, within five
(5) days of its receipt of such notice, to elect to adjust the Exchange Ratio in accordance with the terms of the Agreement, and the Agreement will not terminate.

         Merchants will be obligated to pay UPC the sum of $6,200,000 if, prior to the earlier of (i) March 31, 1999, (ii) the Effective Time, or (iii) the date on which the Agreement is terminated pursuant to certain sections of the Agreement, Merchants enters into, supports or indicates its support for a letter of intent, agreement in principle, or definitive agreement (whether or not considered binding, non-binding, conditional or unconditional) with any third party with respect to a tender offer, exchange offer, merger, consolidation, share exchange, business combination or similar transaction or the acquisition by such third party of all or a substantial equity interest in, or all or a substantial portion of the assets of, Merchants or any of Merchants' subsidiaries.

         UPC will be obligated to pay Merchants the sum of $6,200,000 if the shareholders of UPC fail to approve an amendment to the Restated Charter of Incorporation of UPC to increase the number of authorized shares of UPC Common Stock and (i) UPC fails to give notice to Merchants within 30 days after the UPC Shareholders Meeting that it intends to proceed with the Merger by acquiring the required shares of UPC Common Stock by some other means, (ii) UPC gives notice to Merchants within 30 days after the UPC Shareholders Meeting that it does not intend to proceed with the Merger, or (iii) UPC gives notice to Merchants within 30 days after the UPC Shareholders Meeting that it intends to proceed with the Merger by acquiring the required shares of UPC Common Stock by some other means, and the Merger is not





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consummated by the later of (A) September 30, 1998, or (B) the last day of the calendar month containing the date which is sixty days after the conclusion of the UPC Shareholders' Meeting, but no later than October 31, 1998.

         The Agreement and the Merger will be submitted for approval at a meeting of the shareholders of Merchants. Prior to the shareholders' meeting, UPC will file a registration statement with the Securities and Exchange Commission registering under the Securities Act of 1933, as amended, the shares of UPC Common Stock to be issued in exchange for the outstanding shares of Merchants Common Stock. Such shares of stock of UPC will be offered to the Merchants shareholders pursuant to a prospectus that also will serve as a proxy statement for the meeting of the shareholders of Merchants to consider and vote upon the Agreement and the Merger.

         For additional information regarding the Agreement, please refer to the copies of those documents which are incorporated herein by reference and included as Exhibits to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                 None

         (b)  PRO FORMA FINANCIAL INFORMATION.

                 None

         (c)  EXHIBITS.

                 EXHIBIT 2.1. Agreement and Plan of Merger, by and between Union Planters Corporation, Union Planters Holding Corporation and Merchants Bancshares, Inc., dated as of January 16, 1998.

                 EXHIBIT 99.1. Text of press release, dated January 20, 1998, issued by Merchants Bancshares, Inc.


                   SAFE HARBOR FOR FORWARD LOOKING STATEMENTS

         Certain of the information contained herein may be deemed to be forward looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, including, without limitation, any implied representation that the Merger will be consummated. Such statements are qualified by the following disclaimer:





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         Consummation of the Merger is subject to a number of conditions precedent, including, without limitation, (i) receipt of the requisite approval of the shareholders of Merchants, (ii) receipt of the requisite approval of the shareholders of UPC of an amendment to the Restated Charter of UPC to increase the number of authorized shares of UPC Common Stock to a sufficient number of shares for the Merger, (iii) no governmental action which would make the consummation of the Merger illegal, (iv) the Merger qualifying for treatment as a "pooling of interests" for financial accounting purposes, (v) the continued accuracy of each party's respective representations and warranties, (vi) the performance by each party of its respective covenants, (vii) the listing of the shares of UPC Common Stock to be issued in the Merger on the New York Stock Exchange and (viii) the receipt of various opinions from the parties' financial and legal advisors. Not all of such conditions are within the control of Merchants. Accordingly, there can be no assurance that such conditions will be satisfied or waived or that the Merger will be consummated.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MERCHANTS BANCSHARES, INC.
                                       (Registrant)



Date:  January 22, 1998                By: /s/ J.W. Lander, Jr.
                                          ------------------------------------
                                           J.W. Lander, Jr., Chairman




Date:  January 22, 1998                By: /s/ J.W. Lander, III
                                          ------------------------------------
                                           J.W. Lander, III, President
                                           (Principal Financial and Chief
                                           Accounting Officer)





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                               INDEX TO EXHIBITS


Exhibit
-------
   2.1           Agreement and Plan of Merger, dated as of January 16, 1998, by and between Union
                 Planters Holding Corporation and Merchants Bancshares, Inc. and joined in by Union
                 Planters Corporation.


   99.1          Text of press release, dated January 20, 1998, issued by Merchants Bancshares, Inc.